Exhibit 99.1

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into as of this 12th day of May, 2005, with an effective date as set forth in Section 3 hereof, by and among DRS TECHNOLOGIES, INC., a corporation organized under the laws of Delaware (the “Borrower”), those certain subsidiaries of the Borrower party to the Subsidiary Guaranty Agreement referred to below (the “Subsidiary Guarantors”), the Lenders party to the Credit Agreement referred to below (the “Lenders”) pursuant to the authorization (in the form attached hereto as Annex A, the “Authorization”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent for the Lenders (the “Syndication Agent”), and FLEET NATIONAL BANK, as Documentation Agent for the Lenders (the “Documentation Agent”).

Statement of Purpose

The Lenders agreed to extend certain credit facilities to the Borrower pursuant to the Second Amended and Restated Credit Agreement dated as of November 4, 2003 (as amended by that certain First Amendment to Credit Agreement dated as of February 6, 2004, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent.  In connection therewith, certain of the Subsidiaries of the Borrower executed the Subsidiary Guaranty Agreement dated as of September 28, 2001 (as reaffirmed by the Reaffirmation Agreement dated as of November 4, 2003 and as further amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty Agreement”) in favor of the Administrative Agent for the ratable benefit of itself and the Lenders).

The parties now desire to amend or modify certain provisions of the Credit Agreement in certain respects on the terms and conditions set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.             Capitalized Terms.  All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

2.             Amendments to the Credit Agreement.  The Credit Agreement is hereby modified as follows:

(a)           Amendment to Section 4.4(b)(iii).  Section 4.4(b)(iii) is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(iii)        Asset Sale Proceeds.  No later than one hundred eighty (180) days following the Borrower’s or applicable Restricted Subsidiary’s receipt thereof, the Borrower shall make mandatory principal prepayments of the Loans in the manner set forth in Section 4.4(b)(vi) below in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from the sale or other disposition or series of related sales or other dispositions of assets (the “Asset Sale Proceeds”) by the Borrower or any of its Restricted Subsidiaries which have not been reinvested as of such date in similar replacement assets; provided that no prepayments shall be required hereunder in connection with:

(A)          Asset Sale Proceeds received from asset sales or other dispositions permitted by Section 11.5(a) through and including Section 11.5(d); or

(B)           So long as no Event of Default has occurred and is continuing, Asset Sale Proceeds received from:

(1)           asset sales and dispositions (other than (i) asset sales and dispositions permitted by Section 11.5(a) through and including Section 11.5(d) and (ii) asset sales and dispositions covered under clause (2) of this Section 4.4(b)(iii)(B)) in an aggregate amount not to exceed $30,000,000 in any Fiscal Year; or

(2)           any asset sale or disposition (other than asset sales and dispositions permitted by Section 11.5(a) through and including Section 11.5(d)) to the extent the Asset Sale Proceeds from such individual sale or disposition together with all related sales or dispositions (if any) is equal to or less than $2,500,000; or

(3)           asset sales and dispositions (other than (i) asset sales and dispositions permitted by Section 11.5(a) through and including Section 11.5(d) and (ii) asset sales and dispositions covered under clause (1) or clause (2) of this Section 4.4(b)(iii)(B)) that have been committed to be reinvested within one hundred eighty (180) days after receipt thereof and are thereafter actually reinvested within two hundred seventy (270) days after receipt of such Asset Sale Proceeds.  If such Asset Sale Proceeds are not actually reinvested in accordance with the terms of this Section 4.4(b)(iii)(B)(3) by the date which is two hundred seventy (270) days after the receipt thereof, the Borrower shall make a mandatory prepayment in an amount equal to such Asset Sale Proceeds as described above on such date.

Notwithstanding any of the foregoing to the contrary, upon and during the continuance of an Event of Default and upon notice from the Administrative Agent, all Asset Sale Proceeds received by the Borrower and its Restricted Subsidiaries shall be applied to make prepayments of the Loans pursuant to Section 4.4(b)(iv), such prepayments to be made within three (3) Business Days after the Borrower’s receipt of such Asset Sale Proceeds.

2

(This provision shall not be deemed to permit the disposition of assets not otherwise permitted pursuant to this Agreement.)”

(b)           Amendments to Section 11.3(d).  Subsection (d) of Section 11.3, “Limitations on Loans, Advances, Investments and Acquisitions”, is hereby amended as follows:

(i)            clause (vii) of Section 11.3(d) is amended:

(1)           by deleting the reference in subclause (A) thereof to “$100,000,000” and replacing it with a reference to “$200,000,000”;

(2)           by deleting each reference in clause (vii) to “$150,000,000” and replacing each such reference with a reference to “$350,000,000”; and

(3)           by inserting the word “and” after the semi-colon at the end thereof;

(ii)           clause (viii) of Section 11.3(d) is hereby deleted in its entirety; and

(iii)          clause (ix) of Section 11.3(d) shall replace such deleted Section 11.3(d)(viii).  Thereafter, Section 11.3(d)(ix) shall be deleted in its entirety.

(c)           Amendment to Section 11.5(e).  Section 11.5(e) is hereby amended by replacing the reference to “$50,000,000” in clause (i) of Section 11.5(e) with a reference to “$100,000,000”.

(d)           Amendment to Section 11.6.  Section 11.6 is hereby amended by (i) deleting the word “and” at the end of clause (c), (ii) deleting the period at the end of clause (d) and replacing it with “; and”, and (iii) adding the following clause (e) immediately following clause (d):

“(e)         the Borrower may declare and pay cash dividends to its shareholders in an aggregate amount in any Fiscal Year not to exceed $25,000,000.”

3.             Effectiveness.  This Amendment shall become effective on the date that each of the following conditions has been satisfied:

(a)           Amendment Documents.  The Administrative Agent shall have received (1) a duly executed counterpart of this Amendment from the Administrative Agent, the Borrower and each Subsidiary Guarantor and (2) Authorizations from the Required Lenders.

(b)           Fees and Expenses.  The Administrative Agent shall have been reimbursed for all fees and out of pocket charges and other expenses incurred in

3

connection with this Amendment, including, without limitation, the fees and expenses referred to in Section 7 of this Amendment, the Credit Agreement and the transactions contemplated hereby and thereby.

(c)           Certificate of Secretary of Certain Guarantors. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each of DRS Power Technology, Inc., DRS Electronic Systems, Inc., DRS Optronics, Inc. and DRS Technical Services, Inc. certifying as to the incumbency and genuineness of the signature of each officer of each such entity executing this Amendment.

(d)           Other Documents.  The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Amendment.

4.             Acknowledgement of Subsidiary Guarantors; Reaffirmation of Security Documents.

(a)           By its execution hereof, each Subsidiary Guarantor hereby expressly (i) consents to the modifications and amendments set forth in this Amendment, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.

(b)           Each of the Borrower and each Subsidiary Guarantor hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Amendment.  In furtherance of the reaffirmations set forth in this Section 4, each of the Borrower and each Subsidiary Guarantor hereby assigns, and grants a security interest in, all Collateral identified in any Security Document as collateral security for the Obligations and the Subsidiary Guaranteed Obligations.

5.             Effect of Amendment.  Except as expressly amended hereby, the Credit Agreement and the other Loan Documents (including, without limitation, all amendments, modifications or consents undertaken in connection therewith prior to the date hereof) shall be and remain in full force and effect.  The amendments granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any Default or Event of Default or of any other provision of the Credit Agreement, the other Loan Documents or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein.

6.             Representations and Warranties/No Default.

(a)         By its execution hereof, each of the Borrower and each Subsidiary Guarantor hereby certifies that each of the representations and warranties set forth in the Credit Agreement, the Subsidiary Guaranty Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (except for any representation and

4

warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred and is continuing as of the date hereof.

(b)           By its execution hereof, each of the Borrower and each Subsidiary Guarantor hereby represents and warrants that each of the Borrower and each Subsidiary Guarantor has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

(c)           By its execution hereof, each of the Borrower and each Subsidiary Guarantor hereby represents and warrants that this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each Subsidiary Guarantor party thereto, and each such document constitutes the legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor party thereto, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

7.             Fees and Expenses.  The Borrower shall pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

8.             Governing Law.  This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without regard to the conflicts of law provisions thereof.

9.             Counterparts.  This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

10.           Fax Transmission.  A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages To Follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

DRS TECHNOLOGIES, INC.

	By:	/s/ Richard A. Schneider
	Name:		Richard A. Schneider
	Title:	Exec. V.P., Chief Financial Officer

SUBSIDIARY GUARANTORS:

[CORPORATE SEAL]	DRS TECHNOLOGIES CANADA, INC.
DRS INTERNATIONAL, INC.
DRS COMMUNICATIONS COMPANY LLC
By: DRS Technologies, Inc., its Sole Member and Manager
DRS INFRARED TECHNOLOGIES, LP
By: DRS FPA, Inc., its General Partner
DRS FPA, INC.
DRS UNMANNED TECHNOLOGIES, INC.
TECH-SYM CORPORATION
DRS TEST & ENERGY MANAGEMENT, INC.
DRS EW & NETWORK SYSTEMS, INC.
DRS SIGNAL SOLUTIONS, INC.
DRS TRAINING & CONTROL SYSTEMS, INC.
NIGHT VISION EQUIPMENT CO., INC.
DRS POWER & CONTROL TECHNOLOGIES, INC.
DRS ELECTRIC POWER TECHNOLOGIES, INC.
DRS TACTICAL SYSTEMS, INC.

	By:	/s/ Nina Laserson Dunn
		Name:	Nina Laserson Dunn
		Title:	Secretary

[Signatures Pages Continue]

[CORPORATE SEAL]	LAUREL TECHNOLOGIES PARTNERSHIP
By: Sunburst Management Corporation, a General Partner

	By:	/s/ Kim Kunkle
	Name:	Kim Kunkle
	Title:	President

[CORPORATE SEAL]	PARAVANT INC.
DRS ENGINEERING DEVELOPMENT LABS, INC.
DRS SIGNAL TECHNOLOGIES, INC.
DRS SIGNAL RECORDING TECHNOLOGIES, INC.
NAI TECHNOLOGIES, INC.
LAUREL TECHNOLOGIES PARTNERSHIP
By: DRS Systems Management Corporation, a General Partner
DRS SYSTEMS MANAGEMENT CORPORATION
DRS POWER TECHNOLOGY, INC.
INTEGRATED DEFENSE TECHNOLOGIES, INC.
DRS ELECTRONIC SYSTEMS, INC.
DRS TECHNICAL SERVICES, INC.
DRS SURVEILLANCE SUPPORT SYSTEMS, INC.
DRS OPTRONICS, INC.

	By:	/s/ Richard A. Schneider
	Name:	Richard A. Schneider
	Title:	Treasurer

[Signatures Pages Continue]

[CORPORATE SEAL]	DRS DATA & IMAGING SYSTEMS, INC.
DRS SENSORS & TARGETING SYSTEMS, INC.

	By:	/s/ Richard A. Schneider
		Name:	Richard A. Schneider
		Title:	Secretary

[CORPORATE SEAL]	DRS SYSTEMS, INC.

	By:	/s/ Thomas Crimmins
		Name:	Thomas Crimmins
		Title:	Secretary

[Signatures Pages Continue]

AGENTS AND LENDERS:

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Administrative Agent,
as Lender and at the request of the other Agents
and Lenders party to the Credit Agreement
pursuant to the Authorization

By:
Name:
Title:

ANNEX A

FORM OF LENDER AUTHORIZATION

AUTHORIZATION

May 12, 2005

Wachovia Bank, National Association,

  as Administrative Agent

Charlotte Plaza, CP-8

201 South College Street

Charlotte, NC  28288-0680

Attn:  Syndication Agency Services

Re:                               Second Amendment dated as of May 12, 2005 (the “Second Amendment”) to the Second Amended and Restated Credit Agreement dated as of November 4, 2003 by and among DRS Technologies, Inc., as borrower (the “Borrower”), the subsidiaries of the Borrower party thereto, as subsidiary guarantors (the “Subsidiary Guarantors”), the banks and financial institutions party thereto, as lenders (the “Lenders”) and Wachovia Bank, National Association, as administrative agent (the “Administrative Agent”)

This letter acknowledges our receipt and review of the Second Amendment in the form posted on the DRS Technologies Intralinks workspace.  By executing this letter, we hereby authorize the Administrative Agent to execute and deliver the Second Amendment on our behalf.

Each financial institution executing this Authorization agrees or reaffirms that it shall be a party to the Credit Agreement and the other Loan Documents to which Lenders are parties and shall have the rights and obligations of a Lender under each such agreement.

[Insert name of applicable financial institution]

By:
Name:
Title: